                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 21, 2014

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        The Annual Meeting of Shareholders of Aehr Test Systems (the "Company") was held on October 21, 2014 (the "Annual Meeting"). There were 11,497,711 shares of common stock entitled to vote at the Annual Meeting and 10,829,092 shares were present in person or by proxy.

        Four items of business were acted upon by shareholders at the Annual Meeting. The voting results are as follows:

Proposal One:  Election of Directors of the Company.

                                                            BROKER
NOMINEE                     VOTES FOR   VOTES WITHHELD    NON-VOTES
------------------          ---------   --------------    ---------
Rhea J. Posedel             5,226,656            5,100    5,597,336
Gayn Erickson               5,227,656            4,100    5,597,336
Robert R. Anderson          5,135,344           96,412    5,597,336
William W.R. Elder          5,134,844           96,912    5,597,336
Mukesh Patel                5,227,656            4,100    5,597,336
Mario M. Rosati             5,227,156            4,600    5,597,336
Howard T. Slayen            5,227,656            4,100    5,597,336



Proposal Two: Approve an amendment to the Company's 2006 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by an additional 750,000 shares.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ---------      ---------       ---------        ---------
TWO            4,714,748        508,308           8,700        5,597,336


Proposal Three: Ratify the selection of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2015.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ----------     ---------       ---------        ---------
THREE          10,818,222        10,720             150               --



Proposal Four: Approve, on an advisory basis, the compensation of the Company's named executive officers.


                 VOTES          VOTES           VOTES           BROKER
PROPOSAL          FOR          AGAINST         ABSTAIN         NON-VOTES
--------       ---------      ---------       ---------        ---------
FOUR           5,093,996         27,803         109,957        5,597,336


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  October 23, 2014
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer